UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Malvern Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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January 13, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Malvern Bancorp, Inc. The meeting will be held at the Desmond Hotel, 1 Liberty Blvd, Malvern, Pennsylvania, on Wednesday, February 17, 2016 at 10:00 a.m., Eastern Time. The matters to be considered by shareholders at the annual meeting are described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Malvern Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Anthony C. Weagley
President and Chief Executive Officer

MALVERN BANCORP, INC. 42 East Lancaster Avenue Paoli, Pennsylvania 19301 (610) 644-9400
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME	10:00 a.m., Eastern Time, Wednesday, February 17, 2016
PLACE	The Desmond Hotel 1 Liberty Blvd. Malvern, Pennsylvania
ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2019 and until their successors are elected and qualified;
(2) To adopt a non-binding resolution to approve the compensation of our named executive officers;
(3) To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016; and
(4) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.
RECORD DATE	Holders of Malvern Bancorp common stock of record at the close of business on December 30, 2015 are entitled to vote at the meeting.
ANNUAL REPORT	Our 2015 Annual Report is enclosed but is not a part of the proxy solicitation materials.
PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Important notice regarding the availability of proxy materials for the 2016 annual meeting of shareholders: This Proxy Statement for the 2016 Annual Meeting of Shareholders and our 2015 Annual Report to Shareholders are available at: http://www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS Joseph D. Gangemi Corporate Secretary
Paoli, Pennsylvania January 13, 2016

PROXY STATEMENT

OF

MALVERN BANCORP, INC.

_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Malvern Bancorp, Inc. (the “Company”), the holding company of Malvern Federal Savings Bank (the “Bank”). Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at The Desmond Hotel, located at 1 Liberty Blvd., Malvern, Pennsylvania, on Wednesday, February 17, 2016 at 10:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about January 13, 2016.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 17, 2016. This proxy statement and our Annual Report on Form 10-K for the year ended September 30, 2015 as well as driving directions to the annual meeting are available at http://www.proxyvote.com and on our website at http://ir.malvernfederal.com.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting, consisting of the election of directors, a non-binding resolution to approve the compensation of our named executive officers, and the ratification of our independent registered public accounting firm.

Who is entitled to vote?

Only Malvern Bancorp shareholders of record as of the close of business on the record date for the meeting, December 30, 2015, are entitled to vote at the meeting. On the record date, we had 6,558,473 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors or the non-binding proposal on compensation unless you provide your broker with instructions on how to vote. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors and the non-binding proposal to approve the compensation of our named executive officers are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may send a written notice to our Corporate Secretary, Mr. Joseph D. Gangemi, Malvern Bancorp, Inc., 42 East Lancaster Avenue, Paoli, Pennsylvania 19301, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card before the annual meeting. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of outstanding shares that all shareholders are entitled to vote on a particular matter will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the non-binding resolution to approve the compensation of our named executive officers, and FOR the ratification of the appointment of BDO USA, LLP for fiscal 2016.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting. The nominees for director receiving the most “for” votes in each class, up to the number of directors to be elected in such class, will be elected directors. The affirmative vote of a majority of the votes cast on the proposal is required to approve the non-binding resolution approving the compensation of our named executive officers and to ratify the appointment of BDO USA, LLP for fiscal 2016. Under the Pennsylvania Business Corporation Law, abstentions and broker “non-votes” are not counted as votes cast.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. Generally, one class shall be elected annually. At this meeting, you will be asked to elect three directors for a three-year term expiring in 2019 and until their successors are elected and qualified.

Our Board of Directors has recommended the election of Messrs. Packard, Hughes, Jr. and Willson as directors. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Hughes, Scartozzi, Steinmetz, Kent, O’Grady, Packard, Willson and Moss and Ms. Woodman are independent directors, as defined in the Nasdaq listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and our continuing directors. The indicated period of service as a director includes, with respect to periods prior to 2008, service as a director of the Bank. Ages are reflected as of September 30, 2015.

Nominees for Director for Three-Year Terms Expiring in 2019

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Ralph K. Packard	70	Director. Mr. Packard is retired. He previously was employed in various positions by the Vanguard Group, Inc. from 1986 through 2008, retiring as Managing Director and Chief Financial Officer. Mr. Packard’s career experience in investment management and in corporate financial services and internal audit services make him well qualified to serve as a Director.	2014

F. Claire Hughes, Jr.	71	Director and, until October 2014, Chairman of the Board. Retired since January 2007. Previously Vice President, General Manager and Treasurer of Matthews Ford and President of Matthews Leasing Company, Paoli, Pennsylvania. Mr. Hughes’ business and financial experience as manager of a small business and president of a leasing company make him well qualified to serve as a director.	2001

Robert C.F. Willson	55	Director. Mr. Willson is an attorney and partner with the firm of Lentz, Cantor & Massey, Ltd., Malvern, Pennsylvania. Mr. Willson joined the Company’s Board of Directors in April 2014. Mr. Willson’s career as an attorney in our local market area makes him well-qualified to serve as a Director.	2014

 The Board of Directors recommends that you vote FOR the election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2017

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
George E. Steinmetz	54	Director and, since October 2014, Chairman of the Board. Owner, Matthews Paoli Ford, an automobile dealership, Paoli, Pennsylvania since 2002. Mr. Steinmetz’s background as a small business owner in the Bank’s market area position him as well qualified to serve as a Director.	2007

Stephen P. Scartozzi	63	Director. President of The Hardware Center, Inc., Paoli, Pennsylvania since 2008. Mr. Scartozzi’s background as a small business owner in the Bank’s market area make him well qualified to serve as a Director.	2010

John P. O’Grady	48	Director. Mr. O’Grady has been the managing member and the portfolio manager and trader at Tucana Capital Management LLC since October 2007. Mr. O’Grady has also been the portfolio manager at both Renatus Investments and Renasco Investments since July 2011. Mr. O’Grady formed a real estate fund in 2009, which studied mispriced real estate assets listed for sale by banks. The fund also invested in small, mid-sized and large capitalization banks. Mr. O’Grady previously was employed in trading and investment banking in the global institutional fixed income market for 10 years with Merrill Lynch Peirce Fenner & Smith.

		Mr. O’Grady’s experience in investment banking and real estate as well as his past experience in real estate funds, investments and trading make him well qualified to serve as a Director.	2014

Directors Whose Terms Expire in 2018

Name	Age	Position with Malvern Bancorp and Principal Occupation During the Past Five Years	Director Since
Anthony C. Weagley	54	Chief Executive Officer and President of Malvern Bancorp, Inc. and Malvern Federal Savings Bank from September 23, 2014 to Present; President and Chief Executive Officer of Center Bancorp, Inc. and Union Center National Bank from 2007 to June 2014. Mr. Weagley is recognized as a leader in the financial services industry with over 35 years of industry experience. Also having previously served as President and CEO and Director of a $1.7 billion national bank makes him well qualified to serve as a Director.	2014

Therese Woodman	63	Director and, since October 2014, Vice-Chair of the Board. Township Manager of East Whiteland Township since February 2001. Ms. Woodman brings a wealth of experience to the Board with respect to local community matters, particularly in the areas of planning and development, which makes her well qualified to serve as a Director.	2009

Howard A. Kent	68	Director, Mr. Kent is a principal and co-founder of Real Estate Equities Group, LLC and its affiliated entities in Englewood, NJ. Mr. Kent also served as a Chairman of the Board of Union Center National Bank from 2013 – 2014 and as a Director of Center from 2008 – 2014. Mr. Kent brings a strong banking background and 40 years of real estate investment and management experience along with years of leadership and community involvement, which make him well qualified to serve as a Director.	2015

Michael Moss	62

Director, Mr. Moss is CEO of Intercontinental Development, a privately held real estate investment company based in Ottsville, PA. He was formerly the CEO of Intercontinental Distributing, Inc., a worldwide trading company based in Easton, PA, which specialized in the sale of high-value, branded customer products internationally. Mr. Moss also served as founder and Director of Team Capital Bank from 2005 to 2014.

Mr. Moss has a strong banking background and years of business and industry experience. He brings a strategic connection to the Bucks and Montgomery county markets for Malvern and is well qualified to serve as a Director.

			2015

Executive Officers who are Not Also Directors

Joseph D. Gangemi, age 35, Senior Vice President, Chief Financial Officer and Secretary of the Company and the Bank since May 26, 2015. Mr. Gangemi previously served as Treasurer/Investment Officer of the Company and the Bank from September 2014 to May 26, 2015. Prior thereto, Mr. Gangemi served as Senior Vice President, Corporate Secretary, Chief of Staff and head of Treasury at Union Center National Bank from 2004 to September 2014.

Justin Power, age 52, has served as Senior Vice President and Chief Lending Officer of the Company and the Bank since May 26, 2015. Mr. Power joined the Bank in August 2014 as Vice President and Senior Commercial Lending Officer. Previously, Mr. Power served as Senior Vice President and Senior Commercial Lending Officer at Univest Bank & Trust Company, West Chester, Pennsylvania, from 2012 to 2014, and at Conestoga Bank, Chester Springs, Pennsylvania from 2010 to 2012.

William Woolworth, age 50, joined the Bank on August 13, 2015, as Senior Vice President and Chief Risk Officer. Mr. Woolworth also serves as Senior Vice President & Chief Risk Officer of the Holding Company since August 25, 2015. Previously, Mr. Woolworth was Senior Vice President and Director of Enterprise Risk Management, Chief Auditor and Chief Compliance Officer for Customers Bank, Phoenixville and Wyomissing, Pennsylvania from March 2010 to July 2015. Additionally, he was the Chief Risk Officer at First National Bank of Chester County, West Chester, Pennsylvania from 2007 to 2010 and the Director of Internal Audit for the Brokerage firm of Ferris, Baker Watts, Inc. Baltimore, Maryland from 2005 to 2007.

Director Nominations

Nominations for director of Malvern Bancorp are made by the full Board of Directors. The Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee in selecting nominees for director. All of our directors participate in the consideration of director nominees and will consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2015, the Board of Directors of Malvern Bancorp met 12 times. No director of Malvern Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees. The Board of Directors of Malvern Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Hughes		**
O’Grady	*	*
Packard	**	*	*
Kent
Scartozzi	*
Steinmetz	*	*	*
Willson			*
Woodman			**
Moss		*	*

___________

*	Member
**	Chair

Audit Committee. The Board of Directors has established an Audit Committee consisting of Messrs. Packard, Scartozzi, Steinmetz and O’Grady. The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K, and monitors Malvern Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of four directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Packard meets the qualifications established for an audit committee financial expert in the regulations of the Securities and Exchange Commission. The Audit Committee met five times in fiscal 2015. The Audit Committee charter as presently in effect is available on the Company’s website, ir.malvernfederal.com.

Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend nominees for the consideration of the Board of Directors in selecting nominees for election at the Annual Meeting. The Nominating and Corporate Governance Committee met two times in fiscal 2015. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee’s charter is available on our website at http://ir.malvernfederal.com.

Compensation Committee. It is the responsibility of the Compensation Committee to set the compensation of our Chief Executive Officer as well as the other named executive officers. The Compensation Committee met four times in fiscal 2015. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards. The committee’s charter is available on our website at ir.malvernfederal.com.

Board Leadership Structure and the Board’s Role in Risk Oversight

Anthony C. Weagley serves as our President and Chief Executive Officer, George Steinmetz serves as Chairman of the Board and Therese Woodman serves as Vice Chair of the Board. The Board of Directors have determined that separation of the offices of Chairman of the Board and President enhances Board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of Malvern Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management. Mr. Steinmetz is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks Malvern Bancorp encounters, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors receives reports on this topic from executive management, other officers of the Company and the Chairperson’s of the Audit and Compliance Committees. The Chairman of the Board and independent directors work together to provide strong, independent oversight of Malvern Bancorp’s management and affairs though its committees and meetings of independent directors. The Company believes that its Board leadership structure supports this approach to risk management.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting of shareholders absent a valid reason for not doing so. In 2015, all of our directors attended our annual meeting of shareholders except Messrs. Willson, Palmer, Jr. and Yerkes, Jr.

Directors’ Compensation

We do not pay separate compensation to directors for their service on the Board of Directors of Malvern Bancorp. Fees are paid to directors by the Bank only. Our directors, except for our President and Chief Executive Officer and Chairman of the Board, currently receive a fee of $800 for attending regularly scheduled monthly Board meetings of the Bank. The Bank’s Chairman of the Board currently receives an annual retainer of $60,000 and the Vice Chair receives $30,000. The remaining directors, other than Mr. Weagley, receive annual retainers of $25,000. During fiscal 2015 Mr. Steinmetz elected to reduce his Chairman retainer to $30,000.

The table below summarizes the total compensation paid by Malvern Federal Savings Bank to our non-employee directors for the fiscal year ended September 30, 2015.

Name	Fees Earned or Paid in Cash	All Other Compensation (1)	Total
F. Claire Hughes, Jr.	$42,925	—	$42,925
John P. O’Grady	$33,800	—	$33,800
Ralph K. Packard	$33,000	—	$33,000
Howard A. Kent	$12,017	—	$12,017
Stephen P. Scartozzi	$33,800	—	$33,800
George E. Steinmetz	$35,283	—	$35,283
Robert C.F. Willson	$33,000	—	$33,000
Therese Woodman	$38,000	—	$38,000
Michael Moss	$16,500	—	$16,500
John B. Yerkes, Jr. (2)	$12,575	$3,804	$16,065
Joseph E. Palmer, Jr. (2)	$10,975	$3,490	$14,799

___________

(1)     Consists of accruals under the Directors’ Retirement Plan.

(2)     Mr. Palmer and Yerkes resigned from the boards of the Bank and Company effective February 11, 2015.

Malvern Federal Savings Bank has entered into Director Retirement Plan (“DRP”) Agreements with directors Hughes, Palmer and Yerkes. The DRP Agreements provide the subject directors with retirement benefits for a five-year period at normal retirement age, defined as 80 years. The normal annual retirement benefit amounts are $17,400, $15,500, and $14,300 in the case of Messrs. Hughes, Palmer and Yerkes, respectively. The DRP Agreements also provide for reduced benefits upon early retirement and for benefits upon the director’s death or disability or separation of service following a change-in-control, as defined, of the Bank. The DRP Agreements provide that in the event any of the payments to be made thereunder are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Malvern Federal Savings Bank for federal income tax purposes. The DRP Agreements also include non-compete provisions.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and the independent registered public accounting firm the basis for the reports issued by Malvern Federal Saving Bank and Malvern Bancorp, Inc. pursuant to federal regulatory requirements, selecting the independent registered public accounting firm and overseeing the scope of their audit services. Assessing the adequacy of the internal controls and the resolution of any significant deficiencies or material control weaknesses, assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its Charter on an annual basis.

In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended September 30, 2015, the Audit Committee (a) reviewed and discussed the audited financial statements with our management, (b) discussed with BDO USA, LLP, our independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communications with Audit Committees), and (c) has received and reviewed the written disclosures and the letter from BDO USA, LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented) regarding BDO USA, LLP communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP its independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2015 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Ralph Packard, Chairman
George E. Steinmetz
Stephen Scartozzi
John O’Grady

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The primary objective of our executive compensation program is to attract and retain talented and motivated executive officers that will contribute to the Company’s overall success. Executive officers are instrumental to supporting growth and profitability as well as minimizing risk, resulting in the advancement of shareholder interests. The performance of each of the executive officers has a potentially vital impact on our profitability; therefore, we believe the design and administration of the compensation program is of considerable importance.

Executive Compensation Philosophy

Our compensation philosophy is dictated by the Compensation Committee of our Board of Directors. The duties and responsibilities of the Compensation Committee, which consists entirely of independent directors of the Board, are to:

•         provide guidance regarding the design of our employee benefit plans;

•         oversee the investments of our 401(k) plan;

•         establish the compensation of our chief executive officer;

•         with input from our chief executive officer, establish or recommend to our Board the compensation of our other executive officers;

•         monitor our overall compensation policies and employee benefit plans;

•         monitor our incentive plans for appropriate performance measures consistent with our overall strategic objectives; and

•         ensure that our incentive plans do not encourage unnecessary and excessive risk.

Our Compensation Objectives and the Focus of Our Compensation Rewards

We believe that an appropriate compensation program should draw a balance between providing rewards to executive officers while at the same time effectively controlling compensation costs.  We reward executive officers in order to attract highly qualified individuals, to retain those individuals in a highly competitive marketplace for executive talent and to incentivize them to perform in a manner that maximizes our corporate performance. Accordingly, we have sought to structure our executive compensation with a focus on pay-for-performance.  We seek to offer executive compensation programs that align each individual’s financial incentives with our strategic direction and corporate values.

We view executive compensation as having three key elements:

•         a current cash compensation program consisting of salary and cash bonus incentives;

•         long-term equity incentives reflected in grants of stock options and/or restricted stock; and

•         other executive retirement benefits and perquisites.

These programs aim to provide our executives with an overall compensation package that is competitive with comparable financial institutions, and aligns individual performance with our long-term business objectives.

We annually review our mix of short term performance incentives versus longer term incentives, and incorporate in our compensation reviews the data from studies performed as to appropriate competitive levels of compensation and benefits.  We do not have set percentages of short term versus long term incentives.  Instead, we look to provide a reasonable balance of those incentives.

We also periodically “benchmark” our compensation programs to industry available databases and to a peer group.  The process has involved hiring independent compensation consulting firms to perform studies that employ the following processes:

•         gathering data from industry specific global and regional compensation databases based upon company size for each executive position;

•         determining an appropriate peer group of financial institutions based upon similar size and geography;

•         developing data points for salary and total cash compensation comparisons and equity opportunities;

•         averaging peer group and database statistics together to produce a relevant “market” at the data points for salary, total cash compensation and equity and comparing our positions to the “market” data;

•         evaluating other compensation components, including executive benefits as compared to competitive standards; and

•         comparing our compensation levels to the “market” and determining our relative positioning for competitiveness as to salary, total cash compensation and non-cash compensation.

Our chief executive officer participates in determinations regarding the compensation and design of our benefit programs for all employees, but does not participate in setting his own compensation.

During fiscal 2015, the Compensation Committee engaged Meyer-Chatfield Compensation Advisors (“Compensation Advisors”) to assist with the assessment and market review of executive officer and director compensation and related benefits. Compensation Advisors provided no services to and received no fees from the Company, or its affiliates, other than in connection with the engagement entered into by the Compensation Committee. There are no personal relationships between Compensation Advisors and any member of the Compensation Committee other than in respect of the engagement. No employee of Compensation Advisors owns any stock of the Company and there are no business or personal relationships between Compensation Advisors and any executive officer of the Company other than in respect to the engagement entered into by the Compensation Committee of the Company.

The Role of Management

In addition to input from the our compensation consultant, the Committee also considers input from the Bank’s Chief Executive Officer regarding base salary, bonuses and other benefits for named executive officers other than the Chief Executive Officer. Although the Committee considers such input, the Compensation Committee has final authority on compensation matters for all named executive officers.

Peer Review

The Compensation Committee utilized a proxy peer group to review compensation levels for the executive team and board of directors. The purpose of the peer group is to provide relative comparative data to assist the Board in making sound decisions relative to the compensation practices of the Bank. The peer group was developed from an initial group of 179 banks with 2014 year end assets between $400 million and $800 million and available compensation data. The initial group was narrowed based on relevant criteria, including asset size, geographic location, number of offices, number of employees, and performance metrics. The resulting peer group is 23 banks with 2014 year end assets between $409 million and $733 million.

Compensation Advisors was asked to perform a base salary review of the employees at Malvern Federal. Each incumbent position was compared to current market pricing for similar positions from our sources. This allows positions that have skills that are portable to industries outside of banking to be benchmarked on a more global scale. Each position is compared to positions with similar job responsibilities. Actual job responsibilities may vary among same job titles.

2015 Peer Group

Bank
1st Colonial Bancorp, Inc.
Carver Bancorp, Inc.
CCFNB Bancorp, Inc.
Dimeco, Inc.
DNB Financial Corporation
Elmira Savings Bank
Embassy Bancorp, Inc.
Emclaire Financial Corp.
Empire Bancorp Inc.
Fidelity D & D Bancorp, Inc.
First Bank
First Community Financial Corporation

Greene County Bancorp, Inc. (MHC)
Lake Shore Bancorp, Inc. (MHC)
Magyar Bancorp, Inc. (MHC)
NorthEast Community Bancorp, Inc. (MHC)
Norwood Financial Corp.
Pathfinder Bancorp, Inc.
Prudential Bancorp, Inc.
Riverview Financial Corporation
Royal Bancshares of Pennsylvania, Inc.
Stewardship Financial Corporation
Sussex Bancorp

Components of the Compensation Program

The elements of the compensation programs for the Bank’s executive officers, which are base salary, cash incentives, equity incentives, and benefits, are detailed below. While the Compensation Committee considers total compensation when reviewing benchmarking data, one component does not specifically affect another as they each serve unique purposes. In addition to providing a benefit to the executive each component serves the purpose of either attracting or retaining talent.

Base Salary

The Compensation Committee views base salary as the foundation of the compensation program and is a primary consideration for attracting experienced talent. We establish our executive officers’ base salaries primarily using criteria that includes technical expertise, individual responsibility level, organizational performance and the competitive data for the peer group identified above and believe that base salaries should be paid at a level that affords us the ability to hire and retain experienced individuals in our industry that can effectively contribute to the achievement of our strategic business goals.

Base salary for the Bank’s Chief Executive Officer is set by the Committee on an annual basis. Base salaries for the Bank’s executive officers other than its Chief Executive Officer are made on an annual basis and are based upon recommendations by the Chief Executive Officer. The factors for the Committee’s compensation decisions include Bank financial performance, industry base salaries within the Peer Group, the nature and responsibilities of the position, the contribution and experience of the officer, and the length of the officer’s service with the Bank. The Committee also considers recommendations from the compensation consultant.

Executive Achievement Incentive Compensation Plan

The Executive Achievement Incentive Compensation Plan (“EAICP”) is a performance-based incentive program designed to reward key executives and reinforce the goals of Malvern Federal Savings Bank for profitable growth and achievement of company financial objectives. For fiscal 2015, all named executive officers participated in the EAICP.

Performance metrics include a number of key performance factors, including profitability, growth, and financial operating condition. Performance metrics may also include department and individual goals and objectives. A rating scale applies to measured results that provides for an incentive award that ranges from 0% of target payout to 150% of target payout.

The 2015 fiscal year performance metrics included return on assets, return on equity, net income before tax, loan growth, non-performing assets and a composite score for achievement of other annual objectives.

Incentives awards payable under the EAICP are based on a percent of base salary and ranges from 2 percent to 15 percent.

For fiscal year 2015, there were no incentives paid to the plan participants.

Employees’ Savings & Profit Sharing Plan

Malvern Federal Savings Bank maintains an Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), for its employees including executive officers. Eligible employees may defer up to 6% of their salaries, with a matching contribution made by the Bank up to a specified limit determined annually by the Board of Directors. The Bank also may make additional discretionary contributions. We made 401(k) Plan matching contributions of $98,000 and $118,000, respectively, in fiscal 2015 and 2014.

Employee Stock Ownership Plan

In 2008, the Company established an employee stock ownership plan (the “ESOP”) for all eligible employees. As part of the Bank’s mutual holding company reorganization, the ESOP purchased 241,178 shares of common stock of Malvern Federal Bancorp utilizing a $2.6 million loan from the Company. The loan to the ESOP is being repaid over its term of 18 years and shares are released for allocation to employees’ accounts as debt service payments are made. Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation. Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement. Benefits are payable upon retirement or separation from service. The current ESOP trustee is Pentegra.

Other Benefits

Change in Control Arrangements

On May 15, 2015, Malvern Bancorp, Inc. and its wholly owned subsidiary, Malvern Federal Savings Bank, entered into an employment agreement with Mr. Weagley, effective May 15, 2015. Our Compensation Committee has entered into no formal employment agreements with any of our other executives as of the end of fiscal 2015. See “Agreements with Named Officers.”

Shareholder Advisory Vote on Executive Compensation

We conduct an annual shareholder advisory vote on the compensation of the named executive officers, and our Board of Directors and the Compensation Committee carefully consider the outcome of these advisory votes when making compensation decisions. In February 2015, in excess of 97.0% of the votes cast were voted in favor of the non-binding advisory proposal to approve the compensation of our named executive officers. The Compensation Committee viewed this approval as an affirmation of our current pay practices and as a result, we made no significant changes to our pay practices. It continues to be the Committee’s goal to maintain alignment of our pay practices with the best interests of the Company and its shareholders. We will, therefore, continue to evaluate the appropriateness of the Company’s compensation program and consider shareholder feedback throughout the evaluation process.

Compensation-Related Risk Assessment

We conduct an annual evaluation of our compensation programs, policies and practices to ensure that they reflect an appropriate level of risk-taking but do not encourage our employees to take excessive or unnecessary risks that could have an adverse impact on the Company.

Risk Assessment Procedures

We have reviewed our compensation policies and programs for all of our employees and have determined that the compensation policies and incentive compensation programs in place are not reasonably likely to have a material adverse effect on the Company and do not encourage our employees to take excessive risks. We are confident that the internal controls and procedures we have in place throughout our organization sufficiently manage any inherent risk in our programs. Among other things, our executive compensation programs reflect the following policies and practices:

•        The Compensation Committee is composed solely of independent directors, under its own authority, and has engaged its own independent compensation consultant;

•        We conduct an annual shareholder advisory vote on the compensation of the named executive officers, and our Board of Directors and the Compensation Committee carefully consider the outcome of these advisory votes;

•        We do not provide significant perquisites or other personal benefits to our executive officers. Our executives participate in our health and welfare benefit programs on the same basis as all of our employees;

•        Annually, the Board of Directors reviews and approves all policies of the Bank to ensure that they reflect an appropriate level of risk-taking but do not encourage our employees to take excessive or unnecessary risks that could have an adverse impact on the Bank;

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Proxy Statement and discussed it with our Management. Based on this review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee Members:

Claire Hughes, Chairman

John O’Grady

George Steinmetz

Ralph Packard

Michael Moss

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Malvern Federal Savings Bank for services rendered in all capacities during the fiscal years ended September 30, 2015 and 2014 to the persons who served as our principal executive officer and principal financial officer and the other three other most highly compensated executive officers who were employed by us as of September 30, 2015. Malvern Bancorp, the holding company of Malvern Federal Savings Bank, has not paid separate cash compensation to our executive officers.

Name and Principal Positions	Fiscal Year	Salary	Bonus	All Other Compensation (1)	Total

Anthony C. Weagley	2015	$308,909	$30,000	$19,472	$358,381
Chief Executive Officer & President of Malvern Bancorp, Inc. and Malvern Federal Savings Bank from September 23, 2014 to Present.	2014	$6,923	$0	$0	$6,923

Joseph Gangemi	2015	$120,179	$0	$10,701	$130,880
SVP, Chief Financial Officer of Malvern Bancorp, Inc., & Malvern Federal Savings Bank from May 27, 2015 to Present; Treasurer, Investment Officer and Corporate Secretray from September 30, 2014 to May 27, 2015

Justin Power	2015	$153,596	$0	$3,039	$156,635
SVP & Chief Loan Officer of Malvern Bancorp, Inc. & Malvern Federal Savings Bank from May 27, 2015 to Present; VP & Commercial Loan Officer from July 31, 2014 to May 27, 2015	2014	$17,219	$0	$0	$17,219

William “Bill” Woolworth	2015	$47,788	$15,000	$1,000	$63,788
SVP & Chief Risk Officer of Malvern Bancorp, Inc and Malvern Federal Savings Bank from August 3, 2015 - Present.

Dennis Boyle (2)	2015	$50,273	$0	$24,494	$74,766
SVP, Chief Financial Officer, Resigned as of 1/1/2015	2014	$181,825	$0	$47,405	$229,230

Mary Orlando (3)	2015	$104,615	$0	$5,046	$109,662
SVP & Chief Operations Officer, Resigned as of 10/30/2015

___________

(1)     Includes life insurance premiums, employer matching contributions and supplemental contributions under the Bank’s 401(k) plan, car allowances, and amounts allocated pursuant to the Company’s employee stock ownership plan.

(2)     Mr. Boyle resigned as of January 1, 2015. Amounts in fiscal 2015 for Mr. Boyle reflect amounts earned through his date of resignation. The “All Other Compensation’ column for Mr. Boyle reflects, for fiscal 2015, amounts received under his Supplemental Executive Retirement Agreement.

(3)     Ms. Orlando resigned as of October 30, 2015. Amounts in fiscal 2015 for Ms. Orlando reflect amounts earned through her date of resignation.

Endorsement Split Dollar Insurance Agreements

Malvern Federal Savings Bank has purchased insurance policies on the lives of certain of its executive officers, and has entered into Split Dollar Insurance Agreements with each of those officers. The policies are owned by Malvern Federal Savings Bank which pays each premium due on the policies. Under the agreements with the named executive officers, upon an officer’s death while he/she is employed by Malvern Federal Savings Bank, the executive’s beneficiary shall receive proceeds in the amount of four times the executive’s base salary at the time of death. Malvern Federal Savings Bank is entitled to receive the amount of the death benefits less those paid to the officer’s beneficiary, which is expected to reimburse Malvern Federal Savings Bank in full for its life insurance investment.

The Split Dollar Insurance Agreements may be terminated at any time by Malvern Federal Savings Bank or the officer, by written notice to the other. The Split Dollar Insurance Agreements will also terminate upon cancellation of the insurance policy by Malvern Federal Savings Bank, cessation of Malvern Federal Savings Bank’s business or upon bankruptcy, receivership or dissolution or by Malvern Federal Savings Bank upon the officer’s termination of service to Malvern Federal Savings Bank. Upon termination, the officer forfeits any right in the death benefit and Malvern Federal Savings Bank may retain or terminate the insurance policy in its sole discretion.

Supplemental Executive Retirement Agreements

In September and October 2004, Malvern Federal Savings Bank entered into Supplemental Executive Retirement Agreements (“SERPs”) with certain officers. Under the terms of the SERPs, the officer will be entitled to an annual retirement benefit payable over 15 years. In December 2014, the SERPs were amended to freeze the benefits payable under the SERPs to the amounts accrued as of September 30, 2014. The amendments to the SERPs reduce future compensation expense related to the SERPs. As amended, Mr. Boyle’s SERP will provide him with an annual retirement benefit of $24,579.47.

Agreements with Named Officers

On May 15, 2015, the Company and the Bank entered into an employment agreement with Anthony C. Weagley, Chief Executive Officer and President of the Company and the Bank.

The employment agreement with Mr. Weagley has a one-year term, provided, however, that unless any party gives notice to the contrary (a “Non-Renewal Notice”), the employment agreement will be renewed on an annual basis for an additional year. The employment agreement provides for an initial base salary of $300,000 per year, subject to increase. In addition, the employment agreement provides for the payment of an annual bonus to Mr. Weagley at a target level of 20% of his annual base salary, or a greater amount if determined by the Compensation Committee, upon meeting agreed-upon performance goals. With respect to the period from October 1, 2014 through March 31, 2015, Mr. Weagley is eligible to receive a bonus of up to $30,000, based on the achievement of Bank and personal performance goals, as determined by the board of directors. The employment agreement also provides that Mr. Weagley will receive a special bonus of $50,000 in the event that the Bank is not subject to a formal agreement with any bank regulatory agency as of December 31, 2015. Under the terms of the employment agreement, Mr. Weagley also is entitled to participate in the employee benefit plans maintained by the Company and the Bank, to a car allowance and to reimbursement of customary and usual business expenses including hotel/short-term lodging in the Malvern, Pennsylvania area.

The employment agreement with Mr. Weagley is terminable with or without cause by the Company or the Bank.  In the event that Mr. Weagley’s employment is involuntarily terminated by the Company or the Bank without cause, as defined, and other than for death or disability, or if the Company or the Bank terminate the employment agreement pursuant to a Non-Renewal Notice, or if Mr. Weagley voluntarily terminates his employment for good reason, as defined, then Mr. Weagley will be entitled to receive a lump sum cash payment equal to one year of his annual base salary. The employment agreement with Mr. Weagley provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code (the “Code”), payments and benefits received thereunder shall be reduced by the amount necessary to result in no portion of the payments resulting in the imposition of an excise tax being imposed under Section 4999 of the Code. The employment agreement also includes certain non-compete provisions as well as a provision that any bonuses and incentive based compensation is subject to recovery by the Company or the Bank in the event that such bonuses or incentive compensation were based on materially inaccurate financial statements or other materially inaccurate performance metric criteria.

Equity Compensation Plans

In February 2015, shareholders approved to Malvern Bancorp 2014 Long-Term Incentive Compensation Plan (the “2014 Plan”). The 2014 Plan provides equity awards and other awards, including stock options and restricted stock. To date, no awards have been made under the 2014 Plan. No stock options, shares of restricted stock or other equity awards were outstanding at or during the fiscal year ended September 30, 2015.

Potential Payments Upon Termination of Employment or a Change in Control

On May 15, 2015, the Company and the Bank entered into an employment agreement with Anthony C. Weagley to serve as President and Chief Executive Officer of the Company and the Bank. Under the terms of Mr. Weagley’s employment agreement, in the event that Mr. Weagley’s employment is involuntarily terminated by the Company or the Bank without cause, as defined, and other than for death or disability, or if the Company or the Bank terminate the employment agreement pursuant to a Non-Renewal Notice, or if Mr. Weagley voluntarily terminates his employment for good reason, as defined, then Mr. Weagley will be entitled to receive a lump sum cash payment equal to one year of his annual base salary, or $325,000 as of September 30, 2015.

Messrs. Weagley and Gangemi would be entitled to receive lump sum cash payments in the event of their death while an employee under insurance policies obtained by the Bank. In the event of their deaths on September 30, 2015, the estates of Messrs. Weagley and Gangemi would have been entitled to payments of $1.0 million and $750,000, respectively.

Other than as described above, the Company’s named executive officers would not be entitled to any payments upon a termination of their employment or a change in control of the Company or the Bank.

Related Party Transactions

Loans and Extensions of Credit. The Bank offers loans to its directors, officers and employees as well as members of their immediate families and others who are considered “related persons” under Item 404 of Regulation S-K of the SEC. Any loans by the Bank to related persons are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the same for comparable transactions with persons not related to the Bank. These loans did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at September 30, 2015. None of the Bank’s loans to any of its director, executive officers, any of their immediate family members or to any related persons were non-accrual, past due, restructured or deemed potential problem loans at September 30, 2015.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as Malvern Federal Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 30, 2015, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and director nominees of Malvern Bancorp, (iii) certain executive officers of Malvern Bancorp; and (iv) all directors, director nominees and executive officers of Malvern Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 30, 2015(1)	Percent of Common Stock
PL Capital, LLC 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	617,310(2)	9.4%

Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	645,416(3)	9.8%

Clover Partners, L.P. 100 Crescent Court, Suite 575 Dallas, Texas 75201	403,571(4)	6.1%
Directors and Nominees:
F. Claire Hughes, Jr.	5,374	*
John P. O’Grady	0	*
Ralph K. Packard	5,250	*
Michael Moss	1,000	*
Stephen P. Scartozzi	5,935(5)	*
George E. Steinmetz	12,848(6)	*
Anthony C. Weagley	28,671(7)	*
Robert C.F. Willson	1,000	*
Therese Woodman	6,095	*
Howard Kent	55,961(8)	*
Other Named Executive Officers:		*
Joseph Gangemi	3,314(9)	*
Justin Power William Woolworth	220(10) 750
All Directors, Director Nominees and Executive Officers as a Group (13 persons)	126,417(11)	1.928%

___________

*	Represents less than 1.0% of our outstanding common stock.

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on next page.)

(Footnotes continued from prior page.)

___________

(2)	According to filings under the Exchange Act by PL Capital, LLC (“PL Capital”) and the following persons and entities (collectively, the “PL Capital Group”) which share beneficial ownership of certain of the shares: Financial Edge Fund, L.P. (“Financial Edge Fund”); Financial Edge-Strategic Fund, L.P. (“Financial Edge Strategic”); PL Capital/Focused Fund, L.P. (“Focused. Fund”); PL Capital, general partner of Financial Edge Fund, Financial Edge Strategic and Focused Fund; PL Capital Advisors, LLC (“PL Capital Advisors”), the investment advisor to Financial Edge Fund, Financial Edge Strategic, Focused Fund and Goodbody/PL LP; Goodbody/PL Capital, L.P. (“Goodbody/PL LP”); Goodbody/PL Capital, LLC (“Goodbody/PL LLC”), general partner of Goodbody/PL LP; John W. Palmer and Richard J. Lashley, as managing members of PL Capital, PL Capital Advisors and Goodbody/PL LLC; and Richard J. Lashley, individually.

(3)	According to filings under the Exchange Act by Joseph Stilwell and certain affiliated entities and John Stilwell. Joseph Stilwell beneficially owns 645,524 shares of Malvern Bancorp common stock, including shares which Joseph Stilwell has shared voting and dispositive over and which are held in the names of Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Associates, L.P., and Stilwell Value LLC, in Joseph Stilwell’s capacities as the general partner of Stilwell Partners and the managing member of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VI and Stilwell Associates, and of Stillwell Management, which is the general partner of Stilwell Activist Fund, Stilwell Activist Investments and Stilwell Associates.

(4)	Based upon Form 13F filed by Clover Partners.

(5)	Includes 3,090 shares held jointly by Mr. Scartozzi and his spouse.

(6)	Includes 100 shares held by Mr. Steinmetz as custodian for his children.

(7)	Includes 1,466 shares held in the 401(k) Plan.

(8)	Includes 29,821 shares held jointly by Mr. Kent and his spouse.

(9)	Includes 333 shares held in the 401(k) Plan, 600 shares held by Mr. Gangemi’s children.

(10)	All 220 shares are held in the 401(k) Plan.

(11)	Includes an aggregate 2,019 shares allocated to the 401(k) Plan accounts of executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Malvern Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Malvern Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that all such Section 16(a) reports were timely filed with respect to the fiscal year ended September 30, 2015, except that Anthony Weagley (an executive officer) inadvertently reported three stock purchases late, Michael Moss (a director) inadvertently reported the initial filing on Form 3 late, John O’Grady (a director) inadvertently reported one stock sale late and Howard Kent (a director) inadvertently reported two stock purchases late.

PROPOSAL TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL TWO)

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act”), the proxy rules of the SEC were amended to require that not less frequently than once every three years, a proxy statement for an annual meeting of shareholders for which the proxy solicitation rules of the SEC require compensation disclosure must also include a separate resolution subject to shareholder vote to approve the compensation of the company’s named executive officers disclosed in the proxy statement. The Company’s Board of Directors previously determined to submit the non-binding resolution on compensation of our named executive officers to our shareholders on an annual basis.

The executive officers named in the summary compensation table and deemed to be “named executive officers” are Messrs. Weagley, Gangemi, Power and Woolworth. Reference is made to the summary compensation table and disclosures set forth under “Management Compensation” in this proxy statement.

The proposal gives shareholders the ability to vote on the compensation of our named executive officers through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers as disclosed in this proxy statement.”

The shareholder vote on this proposal is not binding on Malvern Bancorp or the Board of Directors and cannot be construed as overruling any decision made by the Board of Directors. However, the Board of Directors of Malvern Bancorp will review the voting results on the non-binding resolution and take them into consideration when making future decisions regarding executive compensation.

The Board of Directors recommends that you vote “FOR” the non-binding resolution to approve the compensation of our named executive officers.

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)

The Audit Committee of the Board of Directors of Malvern Bancorp has appointed BDO USA, LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2016, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by BDO USA, LLP that neither that firm nor any of its associates has any relationship with Malvern Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. BDO USA, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The following table sets forth the aggregate fees paid by us to BDO USA, LLP, for professional services rendered by them in connection with the audit of Malvern Bancorp’s consolidated financial statements for fiscal 2015 and 2014, respectively as well as the fees paid by us to BDO USA, LLP for audit-related services, tax services and all other services rendered by BDO USA, LLP to us during fiscal 2015 and 2014.

	Year Ended September 30,
	2015	2014
Audit fees (1)	$300,405	$149,858
Audit-related fees (2)	28,600	—
Tax fees	29,820	28,968
All other fees	—	—
Total	$358,825	$178,826

___________

(1)	Audit fees consist of fees incurred in connection with the integrated audit of our annual consolidated financial statements and the review of the interim consolidated financial statements included in our quarterly reports filed with the Securities and Exchange Commission, consent issued in connection with filing of Form S8, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit related fees consist of fees incurred in connection with the audit of our employee benefit plan.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Malvern Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of the Company’s independent registered public accounting firm was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Malvern Bancorp relating to the next annual meeting of shareholders of Malvern Bancorp, which is anticipated to be held in February 2017, must be made in writing and filed with the Corporate Secretary, Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301, no later than September 15, 2016. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Malvern Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Section 2.10 of Malvern Bancorp’s Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by September 15, 2016. The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2017, this notice must be received by September 15, 2016. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Malvern Bancorp’s Bylaws.

Other Shareholder Communications. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Malvern Bancorp, Inc., c/o Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301. Mr. Gangemi will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Malvern Bancorp’s Annual Report on Form 10-K for the year ended September 30, 2015 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Joseph Gangemi, Malvern Bancorp, Inc., 42 E. Lancaster Avenue, Paoli, Pennsylvania 19301.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Malvern Bancorp. Malvern Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Malvern Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Malvern Bancorp may solicit proxies personally or by telephone without additional compensation.

MALVERN BANCORP INC. 42 E. LANCASTER AVE. PAOLI, PA 19301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M98674-P70969	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐

Nominees:

01) Ralph K. Packard
02) F. Claire Hughes, Jr.
03) Robert C.F. Willson

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.						☐	☐	☐

3.	To ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2016.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares of Malvern Bancorp’s common stock will be voted as specified. If this card is signed and returned and it is not otherwise specified, this proxy will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the proxies. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M98675-P70969

MALVERN BANCORP INC.
Annual Meeting of Shareholders
February 17, 2016, 10:00 AM ET

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MALVERN BANCORP INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 17, 2016 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Malvern Bancorp Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Malvern Bancorp Inc. held of record by the undersigned on December 30, 2015 at the Annual Meeting of Shareholders to be held at the Desmond Hotel, located at 1 Liberty Boulevard, Malvern, Pennsylvania, on Wednesday , February 17, 2016, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

MALVERN BANCORP INC. 42 E. LANCASTER AVE. PAOLI, PA 19301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your voting instruction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your voting instruction form in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M98676-P70969	KEEP THIS PORTION FOR YOUR RECORDS
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐

Nominees:

01) Ralph K. Packard
02) F. Claire Hughes, Jr.
03) Robert C.F. Willson

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.						☐	☐	☐

3.	To ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2016.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares of Malvern Bancorp’s common stock will be voted as specified. If this card is signed and returned but it is not otherwise specified, the shares will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the Trustees.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M98677-P70969

MALVERN BANCORP INC.
Annual Meeting of Shareholders
February 17, 2016 10:00 AM ET

EMPLOYEES’ SAVINGS AND PROFIT SHARING PLAN
VOTING INSTRUCTION FORM

The undersigned hereby instructs the Trustees of the Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”) of Malvern Federal Savings Bank to vote, as designated below, all the shares of common stock of Malvern Bancorp Inc. allocated to my 401(k) Plan account as of December 30, 2015 at the Annual Meeting of Shareholders to be held at the Desmond Hotel, located at 1 Liberty Boulevard, Malvern, Pennsylvania, on Wednesday, February 17, 2016, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

MALVERN BANCORP INC. 42 E. LANCASTER AVE. PAOLI, PA 19301

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your voting instruction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction forms and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your voting instruction form in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your voting instruction form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M98678-P70969	KEEP THIS PORTION FOR YOUR RECORDS
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MALVERN BANCORP INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:		All	All	Except

1.	Election of Directors	☐	☐	☐

Nominees:

01) Ralph K. Packard
02) F. Claire Hughes, Jr.
03) Robert C.F. Willson

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.						☐	☐	☐

3.	To ratify the appointment of BDO USA, LLP as Malvern Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2016.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares of Malvern Bancorp’s common stock will be voted as specified. If this card is signed and returned but it is not otherwise specified, the shares will be voted FOR the nominees to the Board of Directors, FOR approval of the non-binding resolution to approve compensation of our named executive officers, FOR the ratification of the independent registered public accounting firm and otherwise at the discretion of the Trustees.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M98679-P70969

MALVERN BANCORP INC.
Annual Meeting of Shareholders
February 17, 2016 10:00 AM ET

EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION FORM

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the “ESOP”) of Malvern Bancorp Inc. to vote, as designated below, all the shares of common stock of Malvern Bancorp Inc. allocated to my ESOP account as of December 30, 2015 at the Annual Meeting of Shareholders to be held at the Desmond Hotel, located at 1 Liberty Boulevard, Malvern, Pennsylvania, on Wednesday, February 17, 2016, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

Continued and to be signed on reverse side

January 13, 2016

To: Participants in the Malvern Federal Savings Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”) and/or Employee Stock Ownership Plan (“ESOP”)

Re: Instructions for voting shares of Malvern Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Malvern Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Malvern Bancorp allocated to your account in the 401(k) Plan and/or ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report on Form 10-K for the year ended September 30, 2015 and a Voting Instruction Ballot(s). After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s).

We urge each of you to vote, as a means of participating in the governance of the affairs of Malvern Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan account and/or ESOP account will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan and/or ESOP. If you also own shares of Malvern Bancorp common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Very truly yours,

Anthony C. Weagley
President and Chief Executive Officer